UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7994

Salomon Brothers Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 725-6666

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Salomon Brothers
Global Partners
Income Fund Inc.

ANNUAL REPORT

AUGUST 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Global Partners Income Fund Inc.

Annual Report • August 31, 2006

What’s Inside

Fund Objective

The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

Letter from the Chairman	I

Fund Overview	1

Fund at a Glance	4

Schedule of Investments	5

Statement of Assets and Liabilities	22

Statement of Operations	23

Statements of Changes in Net Assets	24

Statement of Cash Flows	25

Financial Highlights	26

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	35

Board Approval of Management and Subadvisory Agreements	36

Additional Information	39

Annual Chief Executive Officer and Chief Financial Officer Certification	42

Dividend Reinvestment and Cash Purchase Plan	43

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the reporting period, it did so at an uneven pace. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i growth slipped to 1.7% during the fourth quarter. The economy then rebounded sharply in the first quarter of 2006, with GDP rising 5.6%, its best showing since the third quarter of 2003. However, the economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to final estimates released by the U.S. Bureau of Economic Analysis. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during most of the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, in August 2006, the Fed paused from raising rates. In its official statement, the Fed said, “...the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Both short- and long-term yields rose over the reporting period. However, after peaking in late June — with two and 10 year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply on hopes that the Fed would end its tightening cycle. Overall, during the 12 months ended August 31, 2006, two-year Treasury yields increased from 3.84% to 4.79%. Over the same period, 10-year Treasury

Salomon Brothers Global Partners Income Fund Inc.  I

yields moved from 4.02% to 4.74%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 1.71%.

Given continued strong corporate profits and low default rates, high yield bonds generated positive returns during the reporting period. While there were notable company specific issues, mostly in the automobile industry, they were not enough to drag down the overall high yield market. During the 12-month period ended August 31, 2006, the Citigroup High Yield Market Indexv returned 5.06%.

Despite periods of weakness, emerging markets debt generated strong results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Globalvi returned 9.02%. A strong global economy, solid domestic spending and high-energy prices supported many emerging market countries. We believe this was enough to overcome the negatives associated with rising global interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

II    Salomon Brothers Global Partners Income Fund Inc.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Salomon Brothers Global Partners Income Fund Inc.    III

Fund Overview

Special Shareholder Notices

Following the purchase of substantially all of Citigroup’s asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 26, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became the investment adviser for the Fund effective August 1, 2006.

Western Asset Management Company (“Western Asset”) became the subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset, effective August 1, 2006. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser, the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

In addition to these advisory changes, effective October 9, 2006, the Fund’s name is Western Asset Global Partners Income Fund Inc.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global bond market experienced periods of volatility over the last 12 months, but ultimately generated positive results. The global bond market’s ups and downs were particularly evident in more risky asset classes, such as high yield and emerging market debt. In both of these asset classes, periods of investor risk aversion led to periods of weakness. This was often tied to the actions of the Federal Reserve Board (“Fed”)i. However, looking at the period as a whole, both asset classes ultimately generated solid returns.

Performance Review

For the 12 months ended August 31, 2006, the Salomon Brothers Global Partners Income Fund Inc. returned 6.70%, based on its net asset value (“NAV”)ii and 0.08% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmarks, the Citigroup High Yield Market Indexiii and the JPMorgan Emerging Markets Bond Index Globaliv, returned 5.06% and 9.02%, respectively, for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averagev increased 9.60% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.9630 per share. The performance table shows the Fund’s 12-month total return based

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    1

on its NAV and market price as of August 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2006 (unaudited)

Price Per Share	12-Month Total Return

$12.93 (NAV)	6.70%
$11.77 (Market Price)	0.08%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the first half of the reporting period, the Fund’s performance was driven predominantly by strong industry and security selection in the high yield portion of the portfolio. Positive country selection in the emerging markets debt portion of the portfolio enhanced results as well. In particular, security selection in the tower and utilities industries and an underweight to automotive securities contributed to performance. From a country perspective, an underweight in Russia and an overweight in Argentina positively contributed to results. The use of leverage also supported the Fund’s performance.

During the second half of the reporting period, overweights in emerging market debt issued by Mexico and Brazil enhanced results. In the high yield portion of the portfolio, the Fund’s exposure to Ford and General Motors boosted returns, as they rebounded strongly. In addition, the Fund’s overweight position in a number of individual securities, including Newpage and Hawaiian Telcom benefited results.

Q. What were the leading detractors from performance?

A. During the first half of the reporting period, the Fund’s overall asset allocation positioning between high yield and emerging markets debt detracted slightly from performance. Security selection in Brazil and Argentina also was a negative to results. During the second half of the reporting period, the Fund’s overweight in the energy, gaming, and entertainment industries were negative contributors to performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. Earlier in the period, we increased the Fund’s allocation to high yield securities over emerging markets debt in an effort to take advantage of more compelling valuations. This was accomplished by selling out of more liquid emerging credits like Brazil, Mexico and

2    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Russia. We also reinvested assets from a series of calls and tenders, primarily in the telecommunications sector, into automotive, healthcare and energy credits.

Looking for Additional Information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XGDFX on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in the Salomon Brothers Global Partners Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                      The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii                    NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iii                  The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

iv                  The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

v                    Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended August 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report   3

Fund at a Glance (unaudited)

Investment Breakdown

4    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Schedule of Investments (August 31, 2006)

SALOMON BROTHERS GLOBAL PARTNERS INCOME FUND INC.

Face Amount	Security(a)	Value

CORPORATE BONDS & NOTES — 59.0%
Aerospace & Defense — 0.7%
$275,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$268,125
	DRS Technologies Inc., Senior Subordinated Notes:
675,000	6.875% due 11/1/13	658,125
65,000	6.625% due 2/1/16	63,537
750,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	772,500
	Total Aerospace & Defense	1,762,287

Airlines — 0.3%
275,000	American Airlines Inc., Pass-Through Certificates, Series 2001-02, Class C, 7.800% due 10/1/06	275,172
	Continental Airlines Inc., Pass-Through Certificates:
61,582	Series 1998-1, Class C, 6.541% due 9/15/08	58,915
232,162	Series 2000-2, Class C, 8.312% due 4/2/11	224,181
265,000	Series 2001-2, Class D, 7.568% due 12/1/06	264,747
	Total Airlines	823,015

Auto Components — 0.5%
420,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	401,100
	TRW Automotive Inc.:
174,000	Senior Notes, 9.375% due 2/15/13	186,615
49,000	Senior Subordinated Notes, 11.000% due 2/15/13	53,533
	Visteon Corp., Senior Notes:
560,000	8.250% due 8/1/10	551,600
190,000	7.000% due 3/10/14	169,575
	Total Auto Components	1,362,423

Automobiles — 2.0%
	Ford Motor Co.:
	Debentures:
315,000	8.875% due 1/15/22	269,325
175,000	8.900% due 1/15/32	157,937
4,135,000	Notes, 7.450% due 7/16/31	3,266,650
	General Motors Corp.:
	Senior Debentures:
200,000	8.250% due 7/15/23	167,000
1,030,000	8.375% due 7/15/33	867,775
375,000	Senior Notes, 7.200% due 1/15/11	337,969
	Total Automobiles	5,066,656

Beverages — 0.2%
515,000	Constellation Brands Inc., Senior Notes, 7.250% due 9/1/16	520,150

Biotechnology — 0.0%
50,000	Angiotech Pharmaceuticals Inc., Senior Subordinated Notes, 7.750% due 4/1/14 (b)	49,000

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    5

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

Building Products — 1.2%
	Associated Materials Inc.:
$1,445,000	Senior Discount Notes, step bond to yield 11.974% due 3/1/14	$794,750
20,000	Senior Subordinated Notes, 9.750% due 4/15/12	19,700
430,000	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	457,950
780,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	729,300
820,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.263% due 3/1/14	553,500
650,000	Ply Gem Industries Inc., Senior Subordinated Notes, 9.000% due 2/15/12	529,750
	Total Building Products	3,084,950

Capital Markets — 0.4%
423,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	460,541
	E*TRADE Financial Corp., Senior Notes:
470,000	7.375% due 9/15/13	477,050
200,000	7.875% due 12/1/15	209,000
	Total Capital Markets	1,146,591

Chemicals — 2.3%
370,000	Chemtura Corp., Notes, 6.875% due 6/1/16	359,825
500,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	540,000
685,000	Huntsman International LLC, Senior Subordinated Notes, 10.125% due 7/1/09	702,125
100,000	IMC Global Inc., Senior Notes, 10.875% due 8/1/13	112,500
525,000	Innophos Inc., Senior Subordinated Notes, 8.875% due 8/15/14	527,625
	Lyondell Chemical Co., Senior Secured Notes:
147,000	9.500% due 12/15/08	152,145
325,000	11.125% due 7/15/12	355,875
450,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	483,750
790,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	811,725
1,130,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (b)	1,053,725
	Rhodia SA:
223,000	Senior Notes, 10.250% due 6/1/10	245,857
516,000	Senior Subordinated Notes, 8.875% due 6/1/11	530,190
	Total Chemicals	5,875,342

Commercial Banks — 0.7%
1,620,000	Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (b)	1,676,700

Commercial Services & Supplies — 1.0%
275,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	272,938
	Allied Waste North America Inc., Senior Notes, Series B:
200,000	9.250% due 9/1/12	215,000
175,000	7.250% due 3/15/15	172,813
350,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	394,863
639,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, 9.500% due 2/15/13	662,962
2,000,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08 (c)(d)	2,000
795,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (b)	844,687
	Total Commercial Services & Supplies	2,565,263

See Notes to Financial Statements.

6    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

Communications Equipment — 0.6%
$1,725,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	$1,479,187

Consumer Finance — 2.5%
	Ford Motor Credit Co.:
	Notes:
100,000	7.875% due 6/15/10	98,361
830,000	7.000% due 10/1/13	775,687
	Senior Notes:
862,000	10.486% due 6/15/11 (b)(e)	912,590
90,000	9.875% due 8/10/11	94,123
	General Motors Acceptance Corp., Notes:
3,225,000	8.000% due 11/1/31	3,268,325
1,300,000	6.875% due 8/28/12	1,270,594
	Total Consumer Finance	6,419,680

Containers & Packaging — 1.3%
525,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	574,875
660,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	638,550
	Graphic Packaging International Corp.:
195,000	Senior Notes, 8.500% due 8/15/11	198,900
555,000	Senior Subordinated Notes, 9.500% due 8/15/13	560,550
	Owens-Brockway Glass Container Inc., Senior Notes:
75,000	8.250% due 5/15/13	76,312
525,000	6.750% due 12/1/14	490,875
175,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	174,125
260,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (b)	260,000
130,000	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09	126,100
325,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (d)	79,625
100,000	Tekni-Plex Inc., Senior Subordinated Notes, Series B, 12.750% due 6/15/10	72,500
	Total Containers & Packaging	3,252,412

Diversified Consumer Services — 0.8%
345,000	Education Management LLC/Education Management Corp., Senior Notes, 8.750% due 6/1/14 (b)	343,275
	Hertz Corp.:
450,000	Senior Notes, 8.875% due 1/1/14 (b)	469,125
1,170,000	Senior Subordinated Notes, 10.500% due 1/1/16 (b)	1,266,525
	Total Diversified Consumer Services	2,078,925

Diversified Financial Services — 2.2%
308,000	Alamosa Delaware Inc., Senior Notes, 11.000% due 7/31/10	338,030
450,000	Basell AF SCA, Senior Subordinated Notes, 8.375% due 8/15/15 (b)	452,812
335,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	322,438
	Citisteel USA Inc., Senior Secured Notes:
225,000	12.490% due 9/1/10 (e)	232,313
140,000	15.000% due 10/1/10 (b)(f)	150,500
490,000	El Paso Performance-Linked Trust, Notes, 7.750% due 7/15/11 (b)	501,637

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    7

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

Diversified Financial Services — 2.2% (continued)
$340,000	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes, 9.500% due 4/15/14 (b)	$346,800
315,000	Sarawak International Inc., Senior Bonds, 5.500% due 8/3/15	303,886
507,000	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-1-2006, 7.548% due 5/1/16 (b)	503,607
760,000	TNK-BP Finance SA, 7.500% due 7/18/16 (b)	790,168
230,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	242,650
270,000	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	291,600
600,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.044% due 10/1/15	435,000
755,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	736,125
	Total Diversified Financial Services	5,647,566

Diversified Telecommunication Services — 3.7%
	Cincinnati Bell Inc.:
580,000	Senior Notes, 7.000% due 2/15/15	568,400
105,000	Senior Subordinated Notes, 8.375% due 1/15/14	105,919
35,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	30,100
445,000	Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	471,700
670,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	688,425
600,000	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	633,000
	Intelsat Bermuda Ltd., Senior Notes:
485,000	9.250% due 6/15/16 (b)	506,825
975,000	11.250% due 6/15/16 (b)	1,015,219
230,000	Intelsat Ltd., Notes, 7.625% due 4/15/12	200,675
340,000	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (b)	355,300
310,000	NTL Cable PLC, Senior Notes, 9.125% due 8/15/16	322,400
195,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	199,388
	Qwest Communications International Inc., Senior Notes:
60,000	7.500% due 2/15/14	59,775
285,000	Series B, 7.500% due 2/15/14	283,931
	Qwest Corp.:
1,460,000	Debentures, 6.875% due 9/15/33	1,314,000
995,000	Notes, 8.875% due 3/15/12	1,082,062
800,000	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	805,790
845,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (b)	678,112
75,000	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (b)	81,844
	Total Diversified Telecommunication Services	9,402,865

Electric Utilities — 0.8%
	Enersis SA, Notes:
1,247,000	7.375% due 1/15/14	1,315,756
472,000	7.400% due 12/1/16	501,479
192,050	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	204,173
	Total Electric Utilities	2,021,408

See Notes to Financial Statements.

8    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

Energy Equipment & Services — 0.4%
$235,000	Allis-Chalmers Energy Inc., Senior Notes, 9.000% due 1/15/14 (b)	$240,288
507,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	490,522
100,000	GulfMark Offshore Inc., Senior Notes, 7.750% due 7/15/14	100,000
80,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	81,800
	Total Energy Equipment & Services	912,610

Food Products — 0.5%
800,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	754,000
625,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	617,187
	Total Food Products	1,371,187

Health Care Providers & Services — 2.6%
600,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	637,500
855,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	842,175
210,000	Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10	220,500
	HCA Inc.:
	Debentures:
400,000	7.500% due 12/15/23	307,696
230,000	7.500% due 11/15/95	158,233
110,000	Medium-Term Notes, 7.750% due 7/15/36	82,474
125,000	Notes, 7.690% due 6/15/25	97,223
	Senior Notes:
875,000	6.375% due 1/15/15	697,813
125,000	6.500% due 2/15/16	99,063
975,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	933,562
	Tenet Healthcare Corp., Senior Notes:
750,000	7.375% due 2/1/13	671,250
1,000,000	9.875% due 7/1/14	980,000
370,000	6.875% due 11/15/31	282,125
725,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	696,000
	Total Health Care Providers & Services	6,705,614

Hotels, Restaurants & Leisure — 4.2%
400,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	379,000
425,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08	446,781
125,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	123,125
325,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (b)	320,125
675,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	683,437
575,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	556,312
550,000	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	584,267
650,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	659,750
700,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	668,500
265,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	284,875
550,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	514,250
	MGM MIRAGE Inc., Senior Notes:
400,000	6.750% due 9/1/12	391,000
300,000	6.625% due 7/15/15	283,875

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    9

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

Hotels, Restaurants & Leisure — 4.2% (continued)
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
$375,000	7.125% due 8/15/14	$367,500
375,000	6.875% due 2/15/15	360,000
700,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	677,250
675,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	681,750
610,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (b)	648,125
40,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	42,550
525,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	534,188
700,000	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	761,250
	Station Casinos Inc.:
195,000	Senior Notes, 7.750% due 8/15/16	202,069
	Senior Subordinated Notes:
475,000	6.500% due 2/1/14	445,313
125,000	6.625% due 3/15/18	112,188
	Total Hotels, Restaurants & Leisure	10,727,480

Household Durables — 1.4%
55,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	55,619
	Beazer Homes USA Inc., Senior Notes:
50,000	6.875% due 7/15/15	44,750
295,000	8.125% due 6/15/16 (b)	283,200
1,250,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (c)(d)(g)	0
675,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	696,937
	K Hovnanian Enterprises Inc., Senior Notes:
465,000	7.500% due 5/15/16	430,125
615,000	8.625% due 1/15/17	603,469
190,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	191,900
295,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.580% due 9/1/12	240,425
600,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	609,000
374,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	393,635
	Total Household Durables	3,549,060

Household Products — 0.4%
	Nutro Products Inc.:
75,000	Senior Notes, 9.230% due 10/15/13 (b)(e)	77,625
205,000	Senior Subordinated Notes, 10.750% due 4/15/14 (b)	217,300
	Spectrum Brands Inc., Senior Subordinated Notes:
380,000	8.500% due 10/1/13	317,775
107,000	7.375% due 2/1/15	83,460
325,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13 (b)	320,125
	Total Household Products	1,016,285

See Notes to Financial Statements.

10    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

Independent Power Producers & Energy Traders — 3.0%
$155,000	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	$152,868
	AES Corp.:
	Senior Notes:
400,000	8.750% due 6/15/08	418,000
175,000	9.500% due 6/1/09	188,125
300,000	9.375% due 9/15/10	325,500
90,000	8.875% due 2/15/11	96,750
370,000	7.750% due 3/1/14	382,950
130,000	Senior Secured Notes, 9.000% due 5/15/15 (b)	140,888
375,000	Calpine Generating Co. LLC, Senior Secured Notes, 14.120% due 4/1/11 (d)(e)	402,188
	Dynegy Holdings Inc., Senior Debentures:
800,000	7.125% due 5/15/18	710,000
750,000	7.625% due 10/15/26	665,625
	Edison Mission Energy, Senior Notes:
1,100,000	7.730% due 6/15/09	1,130,250
70,000	7.500% due 6/15/13 (b)	70,350
460,000	7.750% due 6/15/16 (b)	462,300
950,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	945,250
	NRG Energy Inc., Senior Notes:
275,000	7.250% due 2/1/14	272,250
1,355,000	7.375% due 2/1/16	1,338,062
	Total Independent Power Producers & Energy Traders	7,701,356

Industrial Conglomerates — 0.3%
342,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	371,925
500,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (c)(d)(g)	0
450,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09	477,000
	Total Industrial Conglomerates	848,925

Insurance — 0.3%
770,000	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	770,000

Internet & Catalog Retail — 0.3%
115,000	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	105,225
656,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	642,880
	Total Internet & Catalog Retail	748,105

IT Services — 0.5%
	Sungard Data Systems Inc.:
475,000	Senior Notes, 9.125% due 8/15/13	492,813
810,000	Senior Subordinated Notes, 10.250% due 8/15/15	831,262
	Total IT Services	1,324,075

Leisure Equipment & Products — 0.1%
305,000	Warner Music Group, Senior Subordinated Notes, 7.375% due 4/15/14	295,088

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    11

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

Machinery — 0.5%
	Case New Holland Inc., Senior Notes:
$300,000	9.250% due 8/1/11	$319,500
50,000	7.125% due 3/1/14	49,625
235,000	Commercial Vehicle Group Inc., Senior Notes, 8.000% due 7/1/13	225,013
211,000	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (b)	228,935
130,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	142,350
406,000	Mueller Holdings Inc., Discount Notes, step bond to yield 14.871% due 4/15/14	359,310
	Total Machinery	1,324,733

Media — 6.8%
715,000	Affinion Group Inc., Senior Notes, 10.125% due 10/15/13 (b)	745,387
	AMC Entertainment Inc.:
80,000	Senior Notes, Series B, 8.625% due 8/15/12	82,400
810,000	Senior Subordinated Notes, 11.000% due 2/1/16	883,912
125,000	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., Senior Subordinated Notes, 10.500% due 8/15/14 (b)	123,125
525,895	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	511,433
650,000	CCH I Holdings LLC/CCH I Holding Capital Corp., Senior Notes, 11.750% due 5/15/14	445,250
780,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	696,150
680,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	691,900
	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Notes:
220,000	8.625% due 4/1/09	201,850
120,000	10.750% due 10/1/09	110,400
240,000	Charter Communications Holdings LLC/Charter Communications Holdings II Capital Corp., Senior Notes, 9.625% due 11/15/09	219,600
300,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (b)	304,500
115,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (b)	107,813
	CSC Holdings Inc.:
900,000	Debentures, Series B, 8.125% due 8/15/09	933,750
	Senior Debentures:
70,000	7.875% due 2/15/18	71,925
75,000	7.625% due 7/15/18	76,031
	Senior Notes:
50,000	Series B, 7.625% due 4/1/11	51,375
375,000	Series WI, 7.250% due 4/15/12	370,313
635,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	685,006
	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
325,000	8.375% due 3/15/13	342,875
495,000	6.375% due 6/15/15	465,300
	EchoStar DBS Corp., Senior Notes:
450,000	6.625% due 10/1/14	433,688
1,290,000	7.125% due 2/1/16 (b)	1,262,587

See Notes to Financial Statements.

12    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

Media — 6.8% (continued)
$445,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.202% due 10/15/13	$374,913
300,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	258,000
395,000	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (b)	424,625
675,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	636,188
650,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	700,375
50,000	Mediacom Broadband LLC/Mediacom Broadband Corp., Senior Notes, 8.500% due 10/15/15	49,750
455,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	443,625
200,000	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	199,000
	R.H. Donnelley Corp.:
	Senior Discount Notes:
100,000	Series A-1, 6.875% due 1/15/13	90,250
200,000	Series A-2, 6.875% due 1/15/13	180,500
650,000	Senior Notes, Series A-3, 8.875% due 1/15/16	643,500
100,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (b)	110,000
225,000	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12	247,500
375,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	382,500
	Rainbow National Services LLC:
760,000	Senior Notes, 8.750% due 9/1/12 (b)	805,600
100,000	Senior Subordinated Debentures, 10.375% due 9/1/14 (b)	111,875
	Rogers Cable Inc.:
260,000	Secured Notes, 5.500% due 3/15/14	242,125
200,000	Senior Secured Notes, 6.250% due 6/15/13	195,750
140,000	Senior Secured Second Priority Notes, 6.750% due 3/15/15	139,650
660,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	671,550
90,000	Vertis Inc., Senior Secured Second Lien Notes, 9.750% due 4/1/09	91,575
125,000	Videotron Ltee., Senior Notes, 6.375% due 12/15/15	117,656
	XM Satellite Radio Inc., Senior Notes:
150,000	9.989% due 5/1/13 (b)(e)	140,625
340,000	9.750% due 5/1/14 (b)	321,300
	Total Media	17,395,002

Metals & Mining — 1.5%
50,000	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	55,500
600,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (b)	595,238
315,000	International Steel Group Inc., Senior Notes, 6.500% due 4/15/14	300,825
180,000	IPSCO Inc., Senior Notes, 8.750% due 6/1/13	193,050
910,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (b)	1,007,825
90,000	PNA Group Inc., Senior Notes, 10.750% due 9/1/16 (b)	92,250
345,000	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (b)	357,075
	Vale Overseas Ltd., Notes:
450,000	6.250% due 1/11/16	448,875
801,000	8.250% due 1/17/34	926,356
	Total Metals & Mining	3,976,994

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    13

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

Multiline Retail — 0.6%
$350,000	Harry & David Operations, Senior Notes, 9.000% due 3/1/13	$322,000
795,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	854,625
225,000	Saks Inc., Notes, 9.875% due 10/1/11	244,687
	Total Multiline Retail	1,421,312

Office Electronics — 0.3%
700,000	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	721,875

Oil, Gas & Consumable Fuels — 6.8%
735,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	757,050
	Chesapeake Energy Corp., Senior Notes:
1,390,000	6.625% due 1/15/16	1,341,350
100,000	6.875% due 1/15/16	97,500
170,000	6.500% due 8/15/17	158,525
812,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	862,750
120,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	119,528
165,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	165,000
	El Paso Corp.:
	Medium-Term Notes:
675,000	7.800% due 8/1/31	680,062
875,000	7.750% due 1/15/32	883,750
825,000	Notes, 7.875% due 6/15/12	855,937
350,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (e)	365,479
670,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	654,925
450,000	Hanover Equipment Trust, Secured Notes, 8.750% due 9/1/11	470,250
375,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	387,188
810,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (b)	840,375
260,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (b)	254,150
70,000	Northwest Pipelines Corp., Senior Notes, 7.000% due 6/15/16 (b)	71,138
75,000	OMI Corp., Senior Notes, 7.625% due 12/1/13	75,375
300,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	328,500
1,200,000	Pemex Project Funding Master Trust, 6.125% due 8/15/08	1,207,800
340,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (b)	347,650
1,500,000	Petronas Capital Ltd., Notes, 7.875% due 5/22/22 (b)	1,793,832
1,010,000	Petrozuata Finance Inc., 8.220% due 4/1/17	1,015,050
400,000	Pogo Producing Co., Senior Subordinated Notes, 7.875% due 5/1/13 (b)	410,000
450,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	432,000
30,000	SESI LLC, Senior Notes, 6.875% due 6/1/14 (b)	29,550
200,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	212,000
725,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	717,750
	Williams Cos. Inc.:
	Notes:
1,400,000	7.875% due 9/1/21	1,431,500
260,000	8.750% due 3/15/32	281,450
300,000	Senior Notes, 7.625% due 7/15/19	306,000
	Total Oil, Gas & Consumable Fuels	17,553,414

See Notes to Financial Statements.

14    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

Paper & Forest Products — 0.9%
$125,000	Abitibi-Consolidated Inc., Notes, 7.750% due 6/15/11	$115,938
735,000	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	729,487
115,000	Domtar Inc., Notes, 5.375% due 12/1/13	98,900
	NewPage Corp.:
115,000	Senior Secured Notes, 11.739% due 5/1/12 (e)	124,775
300,000	Senior Subordinated Notes, 12.000% due 5/1/13	311,250
140,000	P.H. Glatfelter, Senior Notes, 7.125% due 5/1/16 (b)	138,710
600,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	549,000
	Verso Paper Holdings LLC:
175,000	Senior Secured Notes, 9.125% due 8/1/14 (b)	175,000
175,000	Senior Subordinated Notes, 11.375% due 8/1/16 (b)	174,125
	Total Paper & Forest Products	2,417,185

Personal Products — 0.1%
335,000	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	350,075

Pharmaceuticals — 0.6%
720,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	687,600
775,000	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	732,375
	Total Pharmaceuticals	1,419,975

Real Estate Investment Trusts (REITs) — 0.7%
290,000	Felcor Lodging LP, Senior Notes, 8.500% due 6/1/11	308,125
20,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	20,250
	Host Marriott LP:
	Senior Notes:
125,000	Series I, 9.500% due 1/15/07	127,031
1,025,000	Series O, 6.375% due 3/15/15	989,125
125,000	Series Q, 6.750% due 6/1/16	121,875
275,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	237,188
115,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	113,850
	Total Real Estate Investment Trusts (REITs)	1,917,444

Road & Rail — 0.4%
330,000	Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes, 7.905% due 5/15/14 (b)(e)	324,225
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
100,000	10.250% due 6/15/07	102,500
510,000	9.375% due 5/1/12	542,513
30,000	12.500% due 6/15/12	33,450
	Total Road & Rail	1,002,688

Semiconductors & Semiconductor Equipment — 0.2%
620,000	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	399,900

Software — 0.3%
335,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (b)	315,738
490,000	UGS Capital Corp. II, Senior Subordinated Notes, 10.380% due 6/1/11 (b)(e)(f)	496,125
	Total Software	811,863

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    15

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

Specialty Retail — 1.2%
	AutoNation Inc., Senior Notes:
$125,000	7.507% due 4/15/13 (b)(e)	$126,250
155,000	7.000% due 4/15/14 (b)	153,644
335,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	311,550
575,000	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10	609,500
110,000	EPL Finance Corp., Senior Notes, 11.750% due 11/15/13 (b)	123,475
230,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	247,825
450,000	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	402,750
326,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	353,710
375,000	PETCO Animal Supplies Inc., Senior Subordinated Notes, 10.750% due 11/1/11	396,562
490,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	471,625
	Total Specialty Retail	3,196,891

Textiles, Apparel & Luxury Goods — 0.7%
980,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	1,019,200
325,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	329,875
120,000	Russell Corp., Senior Notes, 9.250% due 5/1/10	125,550
425,000	Simmons Co., Senior Discount Notes, 9.995% due 12/15/14	298,562
	Total Textiles, Apparel & Luxury Goods	1,773,187

Tobacco — 0.1%
320,000	Alliance One International Inc., Senior Notes, 11.000% due 5/15/12	321,600

Trading Companies & Distributors — 0.7%
220,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	225,500
500,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16 (b)	510,000
590,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)	604,750
410,000	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (b)	408,975
	Total Trading Companies & Distributors	1,749,225

Wireless Telecommunication Services — 1.4%
200,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	204,500
2,060,000	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	2,121,775
70,000	Rogers Wireless Communications Inc., Secured Notes, 7.250% due 12/15/12	72,538
190,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	199,500
510,000	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	529,125
500,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	546,250
	Total Wireless Telecommunication Services	3,673,688
	TOTAL CORPORATE BONDS & NOTES (Cost — $155,034,676)	151,631,256

See Notes to Financial Statements.

16    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
$987,700	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (c)(d)(g) (Cost — $987,334)	$0

CONVERTIBLE BONDS & NOTES — 0.2%
Semiconductors & Semiconductor Equipment — 0.1%
175,000	Amkor Technology Inc., Senior Subordinated Bond, 2.500% due 5/15/11	149,406

Wireless Telecommunication Services — 0.1%
325,000	American Tower Corp., Notes, 5.000% due 2/15/10	325,406
	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $348,975)	474,812

SOVEREIGN BONDS — 36.9%
Argentina — 1.7%
	Republic of Argentina:
4,199,250	5.590% due 8/3/12 (e)	3,908,587
5,670,000	GDP Linked Securities, 0.000% due 12/15/35 (e)	544,320
	Total Argentina	4,452,907

Brazil — 7.8%
	Federative Republic of Brazil:
3,824,000	11.000% due 8/17/40	4,997,012
	Collective Action Securities:
2,185,000	8.750% due 2/4/25	2,601,243
11,184,000	Notes, 8.000% due 1/15/15 (h)	12,294,012
	Total Brazil	19,892,267

Colombia — 1.7%
	Republic of Colombia:
1,775,000	10.000% due 1/23/12	2,071,425
525,000	10.750% due 1/15/13	643,256
1,000,000	11.750% due 2/25/20	1,405,000
130,000	10.375% due 1/28/33	176,638
	Total Colombia	4,296,319

Ecuador — 0.7%
1,785,000	Republic of Ecuador, 10.000% due 8/15/30	1,780,538

El Salvador — 0.8%
	Republic of El Salvador:
1,555,000	7.750% due 1/24/23 (b)	1,726,050
330,000	8.250% due 4/10/32 (b)	371,250
	Total El Salvador	2,097,300

Indonesia — 0.2%
500,000	Republic of Indonesia, 8.500% due 10/12/35 (b)	578,100

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    17

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

Malaysia — 0.6%
$352,000	Federation of Malaysia, 8.750% due 6/1/09	$382,458
1,092,000	Penerbangan Malaysia Berhad, 5.625% due 3/15/16	1,089,172
	Total Malaysia	1,471,630

Mexico — 8.1%
	United Mexican States:
800,000	11.375% due 9/15/16	1,145,000
	Medium-Term Notes:
8,330,000	5.625% due 1/15/17	8,240,453
1,795,000	8.300% due 8/15/31	2,261,700
	Series A:
1,050,000	6.375% due 1/16/13	1,094,100
1,972,000	5.875% due 1/15/14	2,009,961
3,783,000	6.625% due 3/3/15	4,021,329
1,355,000	8.000% due 9/24/22	1,631,081
245,000	7.500% due 4/8/33	284,506
	Total Mexico	20,688,130

Panama — 1.8%
	Republic of Panama:
300,000	9.625% due 2/8/11	342,225
3,025,000	7.250% due 3/15/15	3,198,937
243,000	9.375% due 4/1/29	309,825
781,000	6.700% due 1/26/36	764,404
	Total Panama	4,615,391

Peru — 1.0%
	Republic of Peru, PDI:
2,148,800	5.000% due 3/7/17 (e)	2,124,626
368,930	5.000% due 3/7/17 (b)(e)	365,241
	Total Peru	2,489,867

Philippines — 0.5%
	Republic of the Philippines:
850,000	10.625% due 3/16/25 (h)	1,116,135
195,000	9.500% due 2/2/30	238,144
	Total Philippines	1,354,279

Russia — 5.6%
	Russian Federation:
1,455,000	11.000% due 7/24/18 (b)	2,095,200
540,000	12.750% due 6/24/28 (b)	966,600
10,110,540	5.000% due 3/31/30 (b)	11,257,075
	Total Russia	14,318,875

South Africa — 0.7%
1,775,000	Republic of South Africa, 6.500% due 6/2/14	1,855,949

See Notes to Financial Statements.

18    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security(a)	Value

Turkey — 3.0%
	Republic of Turkey:
$350,000	11.750% due 6/15/10	$ 411,250
2,077,000	11.500% due 1/23/12	2,520,959
205,000	11.000% due 1/14/13	248,050
900,000	7.250% due 3/15/15	916,875
128,000	7.000% due 6/5/20	126,400
1,551,000	11.875% due 1/15/30 (h)	2,318,745
332,000	8.000% due 2/14/34	348,185
	Collective Action Securities, Notes:
463,000	9.500% due 1/15/14	531,292
360,000	7.375% due 2/5/25	359,550
	Total Turkey	7,781,306

Uruguay — 0.5%
1,350,000	Republic of Uruguay, Benchmark Bonds, 7.250% due 2/15/11	1,383,750

Venezuela — 2.2%
	Bolivarian Republic of Venezuela:
3,575,000	8.500% due 10/8/14	4,006,681
551,000	5.750% due 2/26/16	515,185
233,000	7.650% due 4/21/25	249,427
675,000	Collective Action Securities, Notes, 10.750% due 9/19/13	829,406
	Total Venezuela	5,600,699
	TOTAL SOVEREIGN BONDS (Cost — $88,720,771)	94,657,307

U.S. GOVERNMENT OBLIGATION — 0.8%
U.S. Treasury Obligation — 0.8%
1,990,000	U.S. Treasury Notes, 5.125% due 5/15/16 (Cost — $2,021,027)	2,047,135

Shares

COMMON STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
1,349,235	Home Interiors of Gifts Inc. (c)(g)*	13,492
10,194	Mattress Discounters Corp. (c)(g)*	0
	TOTAL CONSUMER DISCRETIONARY	13,492

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
688	Imperial Sugar Co.	21,163

INDUSTRIALS — 0.0%
Machinery — 0.0%
5	Glasstech Inc. (c)(g)*	0

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    19

Schedule of Investments (August 31, 2006) (continued)

Shares	Security(a)	Value

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
12,166	Axiohm Transaction Solutions Inc. (c)(g)*	$0

MATERIALS — 0.1%
Chemicals — 0.1%
12,121	Applied Extrusion Technologies Inc., Class A Shares *	78,787
	TOTAL COMMON STOCKS (Cost — $1,577,994)	113,442

PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Textiles, Apparel & Luxury Goods — 0.0%
12	Anvil Holdings Inc., Class B, 13.000% (g)*	63

ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
828	Chesapeake Energy Corp., convertible 6.250%	222,318

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
6,800	Preferred Plus, Series FRD-1, 7.400%	124,372
300	Saturns, Series F 2003-5, 8.125%	5,787
4,091	TCR Holdings Corp., Class B Shares, 0.000% (c)(g)*	4
2,250	TCR Holdings Corp., Class C Shares, 0.000% (c)(g)*	2
5,932	TCR Holdings Corp., Class D Shares, 0.000% (c)(g)*	6
12,271	TCR Holdings Corp., Class E Shares, 0.000% (c)(g)*	12
	TOTAL FINANCIALS	130,183

INDUSTRIALS — 0.0%
Machinery — 0.0%
5	Glasstech Inc., 0.000% (c)(g)*	0
	TOTAL PREFERRED STOCKS (Cost — $319,562)	352,564

ESCROWED SHARES (g) — 0.0%
1,750,000	Breed Technologies Inc. (c)*	0
625,000	Pillowtex Corp. *	0
397,208	Vlasic Foods International Inc. (c)*	7,944
	TOTAL ESCROWED SHARES (Cost — $0)	7,944

See Notes to Financial Statements.

20    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Warrants	Security(a)	Value

WARRANTS — 0.1%
9,125	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20	$337,625
1,837,246	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (c)(g)*	6
1,000	Mattress Discounters Co., Expires 7/15/07 (b)(c)(g)*	0
4,202	Pillowtex Corp., Expires 11/24/09 (c)(g)*	0
750	UbiquiTel Inc., Expires 4/15/10 (b)(c)(g)*	7
	TOTAL WARRANTS (Cost — $44,998)	337,638

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $249,055,337)	249,622,098

Face Amount

SHORT-TERM INVESTMENT — 2.8%
Repurchase Agreement — 2.8%
$7,251,000	Nomura Securities International, Inc. tri-party repurchase agreement dated 8/31/06, 5.240% due 9/1/06; Proceeds at maturity — $7,252,055; (Fully collateralized by various U.S. Treasury Notes and U.S government agency obligations, 0.000% to 5.250% due 10/25/06 to 4/18/16; Market value — $7,396,695 (Cost — $7,251,000)	7,251,000
	TOTAL INVESTMENTS — 100.0% (Cost — $256,306,337#)	$256,873,098

*                 Non-income producing security.

(a)              All securities are segregated pursuant to a revolving credit facility and for reverse repurchase agreements.

(b)              Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)              Illiquid security.

(d)              Security is currently in default.

(e)              Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.

(f)               Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)              Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(h)              All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

#                    Aggregate cost for federal income tax purposes is $257,001,792.

Abbreviations used in this schedule:

GDP  –  Gross Domestic Product

PDI  –    Past Due Interest

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    21

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investments, at value (Cost — $256,306,337)	$256,873,098
Cash	241,568
Dividends and interest receivable	4,614,481
Receivable for securities sold	378,491
Prepaid expenses	16,110
Total Assets	262,123,748
LIABILITIES:
Loan payable	47,124,414
Payable for open reverse repurchase agreements	14,243,246
Distributions payable	1,207,888
Interest payable	872,152
Payable for securities purchased	631,670
Investment management fee payable	174,887
Directors’ fees payable	1,494
Accrued expenses	144,320
Total Liabilities	64,400,071
Total Net Assets	$197,723,677

NET ASSETS:
Par value ($0.001 par value; 15,289,720 shares issued and outstanding; 100,000,000 shares authorized)	$15,290
Paid-in capital in excess of par value	205,937,505
Overdistributed net investment income	(1,057,898)
Accumulated net realized loss on investments and swap contracts	(7,737,981)
Net unrealized appreciation on investments	566,761
Total Net Assets	$197,723,677

Shares Outstanding	15,289,720
Net Asset Value	$12.93

See Notes to Financial Statements.

22    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Interest	$20,687,860
Dividends	38,955
Total Investment Income	20,726,815
EXPENSES:
Interest expense (Notes 3 and 4)	4,017,683
Investment management fee (Note 2)	2,068,775
Shareholder reports	98,556
Directors’ fees	70,967
Audit and tax	56,520
Custody fees	36,357
Transfer agent fees	32,728
Legal fees	21,771
Stock exchange listing fees	19,603
Loan fees	6,995
Insurance	3,736
Miscellaneous expenses	5,571
Total Expenses	6,439,262
Less: Fee waivers and/or expense reimbursements (Note 2)	(4,385)
Net Expenses	6,434,877
Net Investment Income	14,291,938
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	10,152,974
Swap contracts	12,448
Net Realized Gain	10,165,422
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(11,597,552)
Swap contracts	(109,920)
Change in Net Unrealized Appreciation/Depreciation	(11,707,472)
Net Loss on Investments and Swap Contracts	(1,542,050)
Increase in Net Assets From Operations	$12,749,888

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    23

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005
OPERATIONS:
Net investment income	$14,291,938	$16,290,709
Net realized gain	10,165,422	10,356,507
Change in net unrealized appreciation/depreciation	(11,707,472)	5,096,351
Increase in Net Assets From Operations	12,749,888	31,743,567
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(14,723,997)	(18,167,280)
Decrease in Net Assets From Distributions to Shareholders	(14,723,997)	(18,167,280)
FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of distributions (89,072 shares issued)	—	1,185,386
Increase in Net Assets From Fund Share Transactions	—	1,185,386
Increase (Decrease) in Net Assets	(1,974,109)	14,761,673
NET ASSETS:
Beginning of year	199,697,786	184,936,113
End of year*	$197,723,677	$199,697,786

* Includes overdistributed net investment income of:	$(1,057,898)	$(1,192,662)

See Notes to Financial Statements.

24    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Statement of Cash Flows (For the year ended August 31, 2006)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$20,325,657
Operating expenses paid	(2,449,615)
Net purchases of short-term investments	(519,000)
Realized gain on swap contracts	12,448
Purchases of long-term investments	(188,309,610)
Proceeds from disposition of long-term investments	204,230,087
Interest paid	(3,621,605)
Net Cash Provided By Operating Activities	29,668,362

CASH FLOWS USED BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(14,831,119)
Cash paid on loan	(12,000,000)
Cash paid on reverse repurchase agreements	(2,596,129)
Net Cash Flows Used By Financing Activities	(29,427,248)
Net Increase in Cash	241,114
Cash, Beginning of year	454
Cash, End of year	$241,568

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$12,749,888
Accretion of discount on investments	(1,378,959)
Amortization of premium on investments	569,549
Decrease in investments, at value	17,796,916
Decrease in payable for securities purchased	(3,493,806)
Decrease in interest receivable	408,252
Decrease in receivable for securities sold	2,652,865
Increase in prepaid expenses	(3,170)
Increase in interest payable	396,078
Decrease in accrued expenses	(29,251)
Total Adjustments	16,918,474
Net Cash Flows Provided By Operating Activities	$29,668,362

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    25

Financial Highlights

For a share of common stock outstanding throughout each year ended August 31:

	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.06		$12.17	$11.55	$8.88	$10.77
Income (Loss) From Operations:
Net investment income	0.97		1.07	1.15	1.30	1.36
Net realized and unrealized gain (loss)	(0.14)		1.01	0.89	2.79	(1.83)
Total Income (Loss) From Operations	0.83		2.08	2.04	4.09	(0.47)
Less Distributions From:
Net investment income	(0.96)		(1.19)	(1.43)	(1.43)	(1.38)
Return of capital	—		—	—	—	(0.05)
Total Distributions	(0.96)		(1.19)	(1.43)	(1.43)	(1.43)
Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		—	0.01	0.01	0.01
Net Asset Value, End of Year	$12.93		$13.06	$12.17	$11.55	$ 8.88
Market Price, End of Year	$11.77		$12.78	$14.03	$13.11	$10.43
Total Return, Based on NAV	6.70	%(1)	17.88%	18.63%	49.79%	(4.85)%
Total Return, Based on Market Price Per Share(2)	0.08%		(0.39)%	18.86%	42.71%	(0.25)%
Net Assets, End of Year (000s)	$197,724		$199,698	$184,936	$174,351	$132,851
Ratios to Average Net Assets:
Gross expenses	3.27%		2.68%	2.11%	2.37%	3.24%
Gross expenses, excluding interest expense	1.23		1.26	1.27	1.36	1.43
Net expenses	3.27	(3)	2.68	2.11	2.37	3.24
Net expenses, excluding interest expense	1.23	(3)	1.26	1.27	1.36	1.43
Net investment income	7.25		8.43	9.64	12.76	13.80
Portfolio Turnover Rate	71%		49%	69%	91%	129%
Supplemental Data:
Loans Outstanding, End of Year (000s)	$47,124		$59,124	$59,124	$59,124	$59,124
Weighted Average Loan (000s)	$56,461		$59,124	$59,124	$59,124	$72,423
Weighted Average Interest Rate on Loans	5.90%		3.79%	2.41%	2.65%	3.71%

(1)              Performance figures reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan.

(3)              Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Salomon Brothers Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    27

Notes to Financial Statements (continued)

(d) Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically

28    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss

(a)	$ 566,823	$ (566,823)

(a)              Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, book/tax differences in the treatment of credit default swaps and book/tax differences in the treatment of various other items.

2.              Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Salomon Brothers Asset Management Inc. (“SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBAM, which became effective on December 1, 2005.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    29

Notes to Financial Statements (continued)

Prior to December 1, 2005 and continuing with this new management agreement the Fund paid SBAM a management fee calculated at an annual rate of 1.05% of the Fund’s average weekly net assets. This fee was calculated daily and paid monthly.

During the year ended August 31, 2006, SBAM waived a portion of its management fee amounting to $4,385.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason and are affiliates of SBAM.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remain unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended August 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 184,808,172
Sales	201,705,365

At August 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 9,797,920
Gross unrealized depreciation	(9,926,614)
Net unrealized depreciation	$ (128,694)

Transactions in reverse repurchase agreements for the Fund during the year ended August 31, 2006 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$17,739,211	3.86%	$22,949,188

Interest rates on reverse repurchase agreements ranged from 0.20% to 4.50% during the year ended August 31, 2006. Interest expense incurred on reverse repurchase agreements totaled $684,233.

30    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

At August 31, 2006, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value

$998,750	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 7/21/06 bearing 4.500% to be repurchased at $1,005,741 on 9/15/06, collateralized by: $850,000 Republic of the Philippines, 10.625% due 3/16/25; Market value (including accrued interest) $1,157,610	$998,750

654,788	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 8/9/06 bearing 0.350% to be repurchased at $654,973 on 9/7/06, collateralized by: $486,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $734,098	654,788

660,520	Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 8/23/06 bearing 1.500% to be repurchased at $661,428 on 9/25/06, collateralized by: $490,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $740,140	660,520

904,188	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 12/15/05 bearing 2.550% to be repurchased at $927,629 on 12/16/06, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $868,531	904,188

11,025,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 12/15/05 bearing 4.150% to be repurchased at $11,490,163 on 12/16/06, collateralized by: $10,000,000 Federative Republic of Brazil, Collective Action Securities, 8.000% due 1/15/15; Market value (including accrued interest) $11,096,848	11,025,000

	Total Reverse Repurchase Agreements (Proceeds — $14,243,246)	$14,243,246

At August 31, 2006, the Fund did not hold any credit default swap contracts.

4.  Loan

At August 31, 2006, the Fund had a $81,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $47,124,414 outstanding with Panterra Funding, LLC (as successor by assignment to CHARTA, LLC) (the “Lender”), a commercial paper conduit issuer for which Citicorp North America, Inc., acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended August 31, 2006, the Fund incurred interest expense on this loan in the amount of $3,333,450.

5.  Distributions Subsequent to August 31, 2006

On July 25, 2006, the Fund’s Board declared three dividends, each in the amount of $0.0790 per share, payable on September 29, October 27, and November 24, 2006 to shareholders of record on September 22, October 20, and November 17, 2006, respectively.

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    31

Notes to Financial Statements (continued)

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2006	2005
Distributions paid from: Ordinary Income	$14,723,997	$18,167,280

As of August 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(7,042,526)
Other book/tax temporary differences(a)	(1,057,898)
Unrealized appreciation/(depreciation)(b)	(128,694)

Total accumulated earnings/(losses) — net	$(8,229,118)

*  During the taxable year ended August 31, 2006, the Fund utilized $9,571,747 of its capital loss carryover available from prior years.     As of August 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
8/31/2010	$(7,042,526)

This amount will be available to offset any future taxable capital gains.

(a)              Other book/tax temporary differences are attributable primarily to difference between cash and accrual basis distributions paid.

(b)              The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated

32    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    33

Notes to Financial Statements (continued)

Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

9.  Subsequent Event

The Fund’s name will change to Western Asset Global Partners Income Fund Inc. on October 9, 2006.

10. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

34    Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Salomon Brothers Global Partners Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Global Partners Income Fund Inc., as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period then ended August 31, 2004 were audited by other independent registered public accountants whose report thereon, dated October 22, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Global Partners Income Fund Inc., as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2006

Salomon Brothers Global Partners Income Fund Inc. 2006 Annual Report    35

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 26, 2006 the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc. and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s

36    Salomon Brothers Global Partners Income Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it

Salomon Brothers Global Partners Income Fund Inc.    37

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

38    Salomon Brothers Global Partners Income Fund Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Global Partners Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 1994	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisers, L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of Nominating and Audit Committees, Class III	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Avenue NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1995	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 1994	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Advisors

Salomon Brothers Global Partners Income Fund Inc.    39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
Interested Directors:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman and Chief Executive Officer, Class III	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	167	Trustee, Consulting Group Capital Markets Fund

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason.	N/A	N/A

	Controller	2002-2004	Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason, (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

40    Salomon Brothers Global Partners Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
Officers:
Wendy S. Setnicka Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; Formerly, Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)              The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2007, year 2008 and year 2006, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until their successors are duly elected and qualified.

(2)              Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an employee of Legg Mason.

Salomon Brothers Global Partners Income Fund Inc.    41

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

42    Salomon Brothers Global Partners Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Salomon Brothers Global Partners Income Fund Inc. (“Fund”), formerly known as Global Partners Income Fund Inc., on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distributions payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making

Salomon Brothers Global Partners Income Fund Inc.    43

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The

44    Salomon Brothers Global Partners Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be

Salomon Brothers Global Partners Income Fund Inc.    45

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

46    Salomon Brothers Global Partners Income Fund Inc.

Salomon Brothers Global Partners Income Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA
  Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Ted P. Becker
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

SALOMON BROTHERS GLOBAL PARTNERS INCOME FUND INC.

125 Broad Street
10th Floor, MF-2
New York, New York 10004

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

GDF

This report is transmitted to the shareholders of Salomon Brothers Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer

& Trust Company

59 Maiden Lane

New York, New York 10038

Salomon Brothers Global Partners Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

SAM0915 8/06	SR06-168

Information an how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended August 31, 2006. The aggregate fees billed in the last two fiscal years ending August 31, 2005 and August 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2005 performed by PwC and $53,500 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $12,912 in 2006. These services consisted of the agreed upon procedures in connections with the calculations pursuant to the Revolving Credit and Security Agreement on behalf of Salomon Brothers Global Partners Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Global Partners Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $525 in 2005 and $7,514 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of August 31, 2006, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Global Partners Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Global Partners Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Global Partners Income Fund Inc., requiring pre-approval by the Audit Committee for the year ended August 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee. Non-audit fees billed by PwC for services rendered to Salomon Brothers Global Partners Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Global Partners Income Fund Inc. during the reporting period was $2.7 million for the year ended August 31, 2005.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Global Partners Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Global Partners Income Fund Inc. during the reporting period was $75,000 and $0 for the years ended August 31, 2005 and August 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes.  The Salomon Brothers Global Partners Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Salomon Brothers Global Partners Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                     AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                     SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies.  In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients.  CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.  CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position.  In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors.  In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above.  Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues.  The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted.  Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally.  As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.  A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures.  In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.  To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel.  CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies.  CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer.  Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer.  Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.  With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material.  A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies.  If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms.  On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”).  As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.  Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason.  Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”.  All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.  Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; employee of SBAM since 2006; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Ian A. Edmonds Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager; employee of SaBAM since 2006; portfolio manager at Western Asset since 1994.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of August 31 , 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
S. Kenneth Leech‡	122 registered investment companies with $88.1 billion in total assets under management	22 Other pooled investment vehicles with $24.7billion in assets under management	1,022 Other accounts with $345.4 billion in total assets under management*

Stephen A. Walsh‡	122 registered investment companies with $88.1 billion in total assets under management	22 Other pooled investment vehicles with $24.7 billion in assets under management	1,022 Other accounts with $345.4 billion in total assets under management*

Michael C. Buchanan‡	5 registered investment companies with $665 million in total assets under management	4 Other pooled investment vehicles with $1.4 billion in assets under management	5 Other accounts with $8.5 Million in total assets under management**

Ian A. Edmonds‡	5 registered investment Companies with $665 million in total assets Under management	4 Other pooled investment vehicles with $1.4 billion in assets under management	5 Other accounts with $8.5 mbillion in total assets under management**

*                 Includes 97 accounts managed, totaling $30.7 billion, for which advisory fee is performance based.

**          Includes 1 account managed, totaling $13.1 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of August 31, 2006.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Michael C. Buchanan	A
Ian A. Edmonds	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                               EXHIBITS.

(a)                                  Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)                                 Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Global Partners Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Global Partners Income Fund Inc.

Date:   November 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Global Partners Income Fund Inc.

Date: November 7, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Global Partners Income Fund Inc.

Date: November 7, 2006